UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2015 (June 3, 2015)

New Media Investment Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36097	38-3910250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 212-479-3160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.

Item 8.01 – Other Events

On June 3, 2015, New Media Investment Group Inc. (the “Company”) and its wholly-owned subsidiary GateHouse Media Ohio Holdings II, Inc. (together with the Company, the “Buyer”), entered into a asset purchase agreement (the “Agreement”) with The Dispatch Printing Company, Consumers News Services, Inc. and Dispatch Consumer Services, Inc. (collectively, the “Seller”), to purchase The Columbus Dispatch and related assets.

Also on June 3, 2015, the Company issued a press release announcing the execution of the Agreement. The Company believes that its acquisition of the The Columbus Dispatch, the sole daily newspaper in Central Ohio market, represents an important milestone in the Company’s acquisition strategy.

The consummation of the transactions contemplated by the Agreement is subject to customary closing conditions, including but not limited to, the absence of a material adverse effect on the business to be acquired. The Agreement contains customary representations, warranties and covenants, including covenants regarding the operation of the business being acquired prior to the closing. The Buyer does not believe that the purchase price, which it expects to fund using cash on hand and credit facility availability, is material to it and the closing is not subject to any financing conditions. The acquisition is expected to close during the summer of 2015.

The foregoing description of the Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement, which the Company will include as an exhibit to its Quarterly Report on Form 10–Q for the quarter ended June 30, 2015. Other than the Agreement, there are no material relationships between the Buyer and the Seller or any of their respective affiliates.

A copy of the press release referred to above is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The website address of the Company is included in such press release as an inactive textual reference only. The information contained on the website is not part of the press release and shall not be deemed furnished to the Securities and Exchange Commission or incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 3, 2015, issued by New Media Investment Group Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Media Investment Group Inc.

Dated: June 3, 2015	By:	/s/ Michael E. Reed
Michael E. Reed
Chief Executive Officer